SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported):         August 19, 1996
                                                 -------------------------------


                         MICROTECH MEDICAL SYSTEMS, INC.
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               (Exact Name of Registrant as Specified in Charter)


       Colorado                         2-94117-D                84-0867911
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(State or Other Jurisdiction           (Commission             (IRS Employer
    of Incorporation)                  File Number)          Identification No.)


Holly Sugar Building, Suite 330,
2 N. Cascade Avenue, Colorado Springs, CO                              80903
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(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number, including Area Code: 719/520-1800
                                                   -----------------------------









                              Exhibit Index on Page 4



                                                               Page 1 of 5 Pages

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                                EXPLANATORY NOTE


This Form 8-K/A is Amendment No. 1 to the Form 8-K filed with the Securities and Exchange Commission on August 27, 1996. This Form 8-K/A is being filed solely for the purpose of Filing Exhibit 16.1 to the Form 8-K.






                                                               Page 2 of 5 Pages

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    August 29, 1996


MICROTECH MEDICAL SYSTEMS, INC.
(Registrant)



By:      /s/  J. Royce Renfrow
         --------------------------------------------------------
         J. Royce Renfrow
         Corporate Secretary and General Counsel
         (Duly authorized officer and principal legal officer)




                             [Exhibit Index follows)


                                                               Page 3 of 5 Pages

                                  EXHIBIT INDEX


Exhibit No.              Description                                    Page No.
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  16.1      Letter dated August 27, 1996 from Hein + Associates LLP
            re: change of company auditors . . . . . . . . . . . . . . . .  5




                                                               Page 4 of 5 Pages